Investor Presentation February 2021 Exhibit 99.2

Forward Looking Statements 2 This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements are subject to risks and uncertainties including, among other things, the extent to which the ongoing COVID-19 pandemic continues to disrupt the Company’s operations and financial condition and the operations and financial condition of its customers; the Company’s ability to manage costs and execute on its operational and budget plans, the Company’s ability to achieve its financial goals; the Company’s ability to operate under increased leverage and associated lending covenants; to pay its debt under its credit agreement; the Company’s ability to maintain relationships, profitability and contracts with commercial partners, including the impact of changes in consumer demand for the products the Company manufactures for its commercial partners; the Company’s ability to diversify and grow its business with new customers; customers’ changing inventory requirements and manufacturing plans; customer and prospective customers decisions to move forward with our manufacturing services; average profitability, or mix, of the products we manufacture; or customers facing increasing or new competition. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

An Emerging CDMO with a Clear Path to Sustained Growth Strong Regulatory Track Record Spanning Multiple Countries and Agencies End-to-End Capabilities – Servicing Early Stage through Commercial Production ANDA Ownership and Profit-Sharing Structure for Multiple Drug Assets Unique Expertise Solving Complex Solid Oral Dose Formulation & Development Challenges State-of-the-Art Facilities in Close Proximity Highly Experienced CDMO Management and Board 7

Evolution of Recro as a Stand-Alone CDMO 1990-2002 2005-2014 2015 1982 1993-2002 2018 Products 2017 2015 2019 2016 2019 1982 – 2015 Prior Ownership of Facilities 2015 – 2019 Recro Ownership of GMP Operations 33 2020 – 2021 Relaunched as Dedicated CDMO Facilities Verelan SR, Verelan PM, and Ritalin LA contracts signed Focalin LA, Zohydro, and Verapamil PM contracts signed Zohydro abuse deterrent contract acquired Teva acquires marketing and distribution rights from Actavis for Verapamil product, expanding marketing and higher revenues Extended Novartis contract for Ritalin and Focalin through 2023. Renewed Teva and Lannett contacts for Verapamil through 2024 Elan Pharmaceutical facility established Expanded production facility and R&D capabilities Recro acquires Gainesville, GA facility Added commercial tableting capability Develop- ment facility expansion (Chestnut) High potency capability expansion 2020 Clinical trial support services capability added 2020

Development Expertise Manufacturing Expertise Recro’s capabilities across the product development value chain Customers That Start With Recro, Stay With Recro Quality and Regulatory Excellence Project Management 5

6 Recro is the “Go-To” CDMO for Oral Solid Dosage Forms Phase-appropriate analytical approaches Manufacturing Development DEA-regulated & High Potency compounds Simple to complex formulation approaches Regulatory guidance and support from concept through commercial Flexible-scale clinical and commercial manufacturing and packaging Modified Release (MR) technology

Full-service operation from formulation to packaging Unique expertise with complex formulations including extended-release products Strong regulatory support 7 Leading CDMO with Fully-Integrated Solutions for Oral Solid Dose Drug Products

Solid Base of Development & Commercial Customers End-to-end solutions for customers from early stage development to scaled commercial production Biotech and / or specialty pharma focused companies with NCE or 505(b)(2) oral dosage forms Small / mid-size NCE public companies or well-funded, venture-backed private companies Early in drug development process and looking to move quickly and / or have time sensitive projects Pipeline with more than one project opportunity 11 Strong commercial customer base stabilizes business and minimize fluctuations in revenues Commercial production campaigns optimize capacity utilization and efficiencies improving margins Commercial customer forecasts provide demand visibility demand, optimize supply chain execution Current Development Pipeline

Profit-Sharing Programs Strengthen Recro’s Business (1) Five-year contract extension to December 2023 (2) Six-year contract extension through 2024 (3) Three-year contract extension through 2024 9 Recro owns several legacy NDAs/ANDAs and receives profit-sharing revenue from product sales in addition to manufacturing revenue Elevated profitability with late life cycle products

State-of-the-Art Facilities and End-to-End Capabilities

RECRO

Development and High Potency



- "Chestnut facility" in Gainesville, GA
- 24,000 ft²
- ~30 FTEs
- Opened 2018
- Current capacity (single shift): 20-25%
- Leased through 2025 with renewal options

Chestnut performs development and cGMP (pre-commercial) development manufacturing work before tech transfer to Gould site.
High potency commercial production remains at Chestnut

Commercial and Controlled Substance



- "Gould facility" in Gainesville, GA
- Size: 97,000 ft² on ~150 acres
- ~200 FTEs
- Opened 1990
- Current capacity (single shift): ~50%
- Facility and site fully owned

Significant experience transitioning projects from late-phase development to robust, long-term commercial production

1 Successful inspection history with FDA, DEA, and Foreign Health Ministries. Regular Quality audits by clients and consultants. Strong Compliance and Inspection History DEA inspections over 10 years FDA audits since 2006 Foreign Health Ministries audits over 15 years Quality Audits per month Successful PAI’s with 3 Waived FDA Agencies include: ANVISA Danish Inspectorate Turkish MOH

Integrated Regulatory Support 1

Talented, Tenured Workforce Provides Consistent Client Experience ~200 FTEs Highly educated team: ~19% hold advanced degrees; ~61% hold Bachelors degree or higher Average employee tenure: ~10 years Employee turnover well below industry average Experienced management team with an average of >9 years of experience at Recro As of February 2021 Other Indirect includes warehouse, materials management, facilities, validation, site services, and regulatory affairs. Support includes finance, admin, IT, HR, and BD. ( 13

Multiple Powerful Industry Tailwinds in the CDMO Market Source: William Blair Equity Research. Source: Biocentury, Pharmaprojects, FactSet, and William Blair Estimates. Source: QuintilesIMS / IQVIA. Continued outsourced penetration as biotech and pharma sponsors recognize the value of CDMO services 2015-2020 CAGR 14 Recro market focus is ~50% of total CDMO market

Looking Ahead – A Strategy for Growth

• Upgrading and expanding facilities to best support clinical stage projects, expanding commercial programs and high value technology transfers and validations Executing a Multi-Pronged CDMO Growth Strategy 1 • In 2020 and 2021, key CDMO executives appointed to leadership and board • Deploying best practices across entire organization • In 2020, launched clinical trials materials business to support early-stage customers • Commercial manufacturing business continues to grow • In 2021, restructured and reduced debt to improve balance sheet • Stronger balance sheet best positions company for organic and inorganic growth Strengthened leadership and organization Expanding and diversifying customer base Strengthening balance sheet Enhancing facilities and capabilities

In 2020 and 2021, key appointments were made to Recro’s leadership and board David Enloe was appointed president & CEO in December 2020 James (“Jim”) Miller was appointed to the Recro board of directors in February 2021 Ryan Lake was appointed CFO in December 2020 Additional areas of reorganization Consolidated development and commercial operations to allow for improved visibility on the pipeline and to optimize resource allocation. Improved management of the supply chain, which is critical as Recro onboards multiple new customers and programs. Re-worked organizational structure to deploy commercial best practices across entire organization. Reorganization Completed to Improve Efficiencies and Strengthen Leadership 17

Expanding and Diversifying our Customer Base 5 Expand existing commercial customer base: Add new commercial products Up-sell complementary services Expand existing development customer base: Guide projects through product cycle maturation Add additional development projects Increase productivity of business development: Mature and grow BD team in existing territories Add BD members in new territories Leverage recently added capabilities to drive new customer demand Add incremental capabilities – organically and / or inorganically

Customer Growth and Diversification Strategy is Translating to New Business 1 Represents new business projects which are signed and proposals that have been submitted as of Feb 2021 Recro’s New Business Pipeline (1) Prior to 2020, Recro focused principally on commercial programs In 2020, clinical trials materials (CTM) business launched to service pre-commercial projects Strategic move served to both increase and diversify customer base Diversified customer base reduces dependency on individual programs and mitigates revenue fluctuations

Amendments to Credit Facility $25 million reduction in debt principal balance 1.5 percent interest rate reduction Provides additional flexibility with financial maintenance covenants through term of loan March 2023 Interest only (eliminated $24 million of principal amortization payments) Net cash leverage ratio 6.0x (debt-cash/EBITDA) Minimum liquidity $9 million ~$15 million in cash savings Equity issuance of $9 million shares of common stock priced at-the-market 20 Strengthening Balance Sheet

Expansion of Facilities, Capital Improvements 21 Facilities recently expanded to support expanding customer base, smaller scale and High Potency projects Two new GMP suites constructed and commissioned to support the tech transfer and validation activities for several new pre-commercial programs. Analytical transfers for these programs successfully completed; validation batches to begin in 3/21. Second site (“Chestnut” facility) added in 2018; opportunity to further expand on-site.

Deep expertise across the pharma and CDMO space Experienced Management Team to Drive Future Growth 17

Revenue and cash flow positive contract development and manufacturing (CDMO) business. Full Year 2020 Financial Results: Revenue: $66.5 million Operating Loss: $(8.3) million EBITDA, as adjusted*: $14.0 million Cash and Cash Equivalents: $23.8 million New business growth in Formulation & Development Services CTM and Logistics Services launched in Q2 seeing positive results; expanding business development team Amended Credit Agreement with its partner Athyrium in February 2021 successfully de-levering $25 million in debt and strengthening balance sheet Financial Highlights 23 *EBITDA, as adjusted is a non-GAAP financial measure. See reconciliation on last page of presentation.

An Emerging CDMO with a Clear Path to Sustained Growth Strong Regulatory Track Record Spanning Multiple Countries and Agencies End-to-End Capabilities – Servicing Early Stage through Commercial Production ANDA Ownership and Profit-Sharing Structure for Multiple Drug Assets Unique Expertise Solving Complex Solid Oral Dose Formulation & Development Challenges State-of-the-Art Facilities in Close Proximity Highly Experienced CDMO Management and Board 7

Investor Presentation February 2021

Reconciliation of Non-GAAP Financial Measures (unaudited) 26 To supplement our financial results determined by U.S. generally accepted accounting principles (“GAAP”), we have also disclosed in the tables below the following non-GAAP information for our business: Operating income or loss, as adjusted, which is operating income or loss from continuing operations excluding: (i) Recro corporate costs that were not historically segregated and allocated to the CDMO segment; (ii) reduction in force; and (iii) the impact of Accounting Standard Update 2014-09 in order to remove the impact of the timing of revenue recognized from royalties upon transfer of control of the product, which more closely aligns revenue with expected cash receipt. EBITDA, as adjusted (Historical - CDMO), which is "operating income or loss, as adjusted” before interest, taxes, depreciation, amortization, warrant market-to-market expense and non-cash stock-based compensation. EBITDA, as adjusted (Standalone), which is "EBITDA, as Adjusted (Historical - CDMO) including Recro Corporate costs. We believe these non-GAAP financial measures are helpful in understanding our business as it is useful to investors in allowing for greater transparency of supplemental information used by management and is consistent with our historical presentation. “EBITDA, as adjusted (Historical - CDMO)" and "EBITDA, as adjusted (Standalone) is used by investors, as well as management in assessing our performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Further, Non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared. Recro cash corporate costs include costs associated with corporate initiatives and public company costs that were previously included in the Acute Care Segment. As a significant portion of these costs related to a more complex organization with multiple segments, these costs going forward are expected to be in the range of mid to upper single digits, excluding non-cash expenses, such as stock-based compensation, and new initiatives as they relate to our operations as a stand-alone public company. Impact of adoption of Accounting Standard Update 2014-09, "Revenue Recognition," starting January 2018. Stock-based compensation (including corporate employees) and non-cash changes in warrant valuations. Due to the exercise of remaining liability-classified warrants in 2019, warrant valuations were only applicable for 2019. During 2020, two reductions in force were executed that affected approximately 15% of the work force and were driven by lower commercial volumes. Depreciation includes depreciation for property, plant and equipment as well as impairment expense related to equipment assets associated with a discontinued product.